UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2022
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MACQUARIE INFRASTRUCTURE HOLDINGS, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-32384	86-2708886
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)
125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
N.A.
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(Former name or former address, if changed since last report)
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 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Units	MIC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Group Limited and its worldwide subsidiaries and affiliates.
Macquarie Infrastructure Holdings, LLC is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and Macquarie Infrastructure Holdings, LLC’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of Macquarie Infrastructure Holdings, LLC. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Item 2.02  Results of Operations and Financial Condition.
Attached as Exhibit 99.1 hereto is a press release issued May 3, 2022 by Macquarie Infrastructure Holdings, LLC regarding its financial results for the quarter ended March 31, 2022.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, is deemed to be furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release
101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE HOLDINGS, LLC

Date: May 3, 2022	By:	/s/ Christopher Frost
Name: Christopher Frost Title: Chief Executive Officer